Exhibit 99.1

FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July 10, 2014, between SOUTH HAMPTON RESOURCES, INC., a Texas corporation (“Borrower”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).  Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).

RECITALS

A.           Borrower and Lender entered into that certain Credit Agreement dated as of May 25, 2006 (as amended by that certain Waiver and First Amendment to Credit Agreement dated as of December 31, 2006, that certain Waiver and Second Amendment to Credit Agreement and First Amendment to Borrower Security Agreement dated as of September 19, 2007, that certain Third Amendment to Credit Agreement dated as of January 28, 2008, that certain Waiver and Fourth Amendment to Credit Agreement dated as of July 9, 2008, that certain Fifth Amendment to Credit Agreement dated as of September 18, 2008, that certain Sixth Amendment to Credit Agreement dated as of October 17, 2008, that certain Waiver and Seventh Amendment to Credit Agreement dated as of November 26, 2008, that certain Waiver and Eighth Amendment to Credit Agreement dated April 15, 2009, that certain Ninth Amendment to Credit Agreement dated as of July 8, 2009, that certain Tenth Amendment to Credit Agreement dated as of August 5, 2010, that certain Eleventh Amendment to Credit Agreement dated as of June 13, 2011, that certain Twelfth Amendment to Credit Agreement and Waiver dated as of February 10, 2012, that certain Thirteenth Amendment to Credit Agreement dated as of August 2, 2012, and as further amended, restated or supplemented, the “Credit Agreement”), under which Lender agreed to provide to Borrower, subject to the terms and conditions contained therein, certain revolving credit and term loan facilities.

B.           Borrower has requested that Lender make an additional advancing term loan and other amendments to the Credit Agreement, and Lender has agreed to make such additional advancing term loan under the Term Loan in multiple advances in the amount of $25,000,000 to be used to finance the costs of further expansion of the Subject Property, and to make other amendments to the Credit Agreement, in each case subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1. Amendment to Recitals to Credit Agreement.  Recital A to the Credit Agreement is hereby deleted in its entirety and replaced with the following Recital A:

“A.           Borrower has requested that Lender extend credit to Borrower (i) in the maximum principal amount of $18,000,000 in the form of a revolving credit facility that includes a $3,000,000 subfacility for Swap Contracts, and a $9,000,000 subfacility for the issuance of LCs, (ii) in the maximum principal amount of up to $10,000,000 in the form of an advancing term loan facility to finance the Subject Expansion (as defined below) in 2008, (iii) in the amount of $4,000,000 in the form of a single advance term loan facility to finance the Subject Expansion in 2008, and (iv) in the amount of $25,000,000 in the form of a multiple advance term loan facility to finance the Subject Expansion in 2014 through 2015.”

2. Amendment to Section 1.1 of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended (a) to delete the defined terms “Funded Debt”, “London Inter-Bank Offered Rate”, “Obligation”, “Revolving Committed Amount”, “Revolving Credit Termination Date”, Subject Expansion” and “Term Committed Amount”, and replace them with the defined terms as follows, and (b) to add the defined terms “Commodity Exchange Act”, “Eligible Contract Participant”, “Eligibility Date”, “Excluded Swap Obligation”, “Fixed Charge Coverage Ratio”, “Qualified ECP Loan Party”, “Specified Loan Party”, “Swap Obligations”, “Third Term Loan” ,“Third Term Loan Advance Period”, and “Third Term Loan Conversion Date” in the appropriate alphabetical order as follows:

“Commodity Exchange Act means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

Eligible Contract Participant means shall mean an “eligible contract participant” as defined in the Commodity Exchange Act and regulations thereunder.

Eligibility Date means, with respect to Borrower and each Guarantor and each Swap Contract, the date on which this Agreement or any other Loan Document becomes effective with respect to such Swap Contract (for the avoidance of doubt, the Eligibility Date shall be the Effective Date of such Swap Contract if this Agreement or any other Loan Document is then in effect with respect to any of Borrower or any Guarantor, and otherwise it shall be the Closing Date and/or such other Loan Documents to which any of Borrower or any Guarantor is a party).  For purposes of this defined term, “Effective Date” means the date indicated in a document or agreement to be the date on which such document or agreement becomes effective, or, if there is no such indication, the date of execution of such document or agreement.

Excluded Swap Obligation means, with respect to any of Borrower or any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of this Agreement or any other Loan Document that relates to such Swap Obligation of such Person, is or becomes illegal under the Commodity Exchange Act (or the application or official interpretation thereof) by virtue of such Person’s failure for any reason to constitute an Eligible Contract Participant on the Eligibility Date for such Swap Contract.  If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Contracts for which such guaranty or security interest is or becomes illegal under the Commodity Exchange Act, solely as a result of the failure by any of Borrower or any Guarantor for any reason to qualify as an Eligible Contract Participant on the Eligibility Date for such Swap Contract.

Fixed Charge Coverage Ratio means, when determined, for TOCCO, the ratio of (a) EBITDA minus Unfinanced Capital Expenditures minus cash Taxes and minus cash dividends or cash distributions, in each case for the immediately preceding four fiscal quarter period, to (b) the sum of (i) the principal amount of current maturities of long term Funded Debt of TOCCO and its Subsidiaries, plus (ii) interest expense in respect of Funded Debt of TOCCO and its Subsidiaries, in each case for the immediately preceding four fiscal quarter period.

Funded Debt means, when determined, (a) all Debt of TOCCO and its Subsidiaries for borrowed money (whether as a direct obligor on a promissory note, a reimbursement obligor on a letter of credit, a guarantor, or otherwise), and (b) all capital lease obligations of TOCCO and its Subsidiaries.

LIBOR means, for any applicable Interest Period, the rate per annum equal to the London Interbank Offered Rate (or a comparable or successor rate which is approved by Lender), as published by Bloomberg (or other commercially available source providing quotations of such rate as selected by Lender from time to time) at approximately 11:00 a.m. London time two (2) London Banking Days before the commencement of the Interest Period, for U.S. Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, as adjusted from time to time in Lender’s sole discretion for reserve requirements, deposit insurance assessment rates or other regulatory costs.  If such rate is not available at such time for any reason, then the rate for that Interest Period will be determined by such alternate method as reasonably selected by Lender.  A “London Banking Day” is a day on which banks in London are open for business and dealing in offshore dollars.

Obligation means all present and future Debt, liabilities and obligations (including the Loans, the LC Borrowings and LC reimbursement obligations and the obligations under any Swap Contract other than Excluded Swap Obligations), whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, and all renewals, increases and extensions thereof, or any part thereof, now or in the future owed to Lender by any Company under any Loan Document, together with all interest accruing thereon, reasonable fees, costs and expenses payable under the Loan Documents or in connection with the enforcement of rights under the Loan Documents, including (a) fees and expenses under Section 8.12, and (b) interest and fees that accrue after the commencement by or against any Company or any Affiliate thereof of any proceeding under any Debtor Relief Law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

Qualified ECP Loan Party means, at any time, any of Borrower or any Guarantor with total assets exceeding $10,000,000 or that qualifies at such time as an Eligible Contract Participant and can cause another Person to qualify as an Eligible Contract Participant at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Revolving Committed Amount means $18,000,000.

Revolving Credit Termination Date means the earlier of (a) June 30, 2018, or (b) the effective date that Lender’s Commitment to make Credit Extensions under the Revolving Credit Facility under this Agreement is otherwise canceled or terminated in accordance with Section 12 of this Agreement or otherwise.

Subject Expansion means collectively, the development, construction, equipping and installation of certain Improvements on the Subject Property to expand Borrower’s penhex manufacturing capacity as disclosed to Lender in connection with Lender’s underwriting and credit approval of the Term Loan.

Specified Loan Party means any of Borrower or any Guarantor that on the Eligibility Date fails to qualify as an Eligible Contract Participant.

Swap Obligations means with respect to any of Borrower or any Guarantor, any obligation to pay any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

Term Committed Amount means the lesser of (a) the aggregate amount of all invoices paid with the proceeds of the Term Loan for the Subject Expansion, and (b) $39,000,000 (such amount being comprised of the total of $10,000,000 being the total of the Term Committed Amount before giving effect to the Waiver and Seventh Amendment to this Agreement, plus $4,000,000 under the Second Term Loan, plus $25,000,000 under the Third Term Loan).

Third Term Loan means the multiple advance Loan in the amount of $25,000,000 made under the Term Loan by Lender to Borrower on or after the effective date of the Fourteenth Amendment to this Agreement to finance further costs and expenses of the Subject Expansion.

Third Term Loan Advance Period means the period beginning on the effective date of the Fourteenth Amendment to this Agreement and ending on December 31, 2015.

Third Term Loan Conversion Date means the date the Third Term Loan converts from a multiple advance loan to a “mini-perm” term loan which is the date that all of the conditions precedent in Section 5.5 below have been satisfied; provided, that, the Conversion Date may not occur after December 31, 2015.”

3. Amendment to Section 2.1 of the Credit Agreement.  Section 2.1 of the Credit Agreement is hereby deleted in its entirety and replaced with Section 2.1 as follows:

“2.1           Term Loan.  Subject to the terms and conditions of this Agreement, including without limitation, the loan procedures set out in Section 2.3 below, Lender agrees to lend to Borrower multiple Loans under the Term Loan (including without limitation, under the Second Term Loan and the Third Term Loan) which Borrower may borrow, and prepay but which may not be re-borrowed under this Agreement (collectively and including Loans under this Section 2.1 before giving effect to the Fourteenth Amendment to this Agreement and Loans under this Section 2.1 under the Third Term Loan after giving effect to the Fourteenth Amendment to this Agreement, the “Term Loan”); provided that, prior to the last advance under the Term Loan (or such other earlier or later date or dates as may be required by Lender), Borrower shall deliver the items identified under Section 5.5 as they relate to the Third Term Loan. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document or otherwise, the Second Term Loan and the Third Term Loan shall constitute a Loan under, and be a part of, the Term Loan and all provisions in the Loan Documents governing and applicable to the Term Loan shall include the Second Term Loan and the Third Term Loan.”

4. Amendment to Section 2.4(c) of the Credit Agreement.  Section 2.4(c) of the Credit Agreement is hereby deleted in its entirety and replaced with Section 2.4(c) as follows:

“(c)           If the Term Principal Debt ever exceeds the Term Loan Committed Amount, then Borrower shall promptly prepay the Term Principal Debt in an amount equal to the excess, together with all accrued and unpaid interest on the principal amount prepaid; provided that, if upon Lender’s receipt of the Appraisals of the Subject Property and Borrower’s machinery and equipment delivered to Lender in connection with, and pursuant to, the Fourteeenth Amendment to this Agreement the “as completed” value of the Subject Property as identified in such Appraisals results in a “loan-to-value” (as measured and determined by Lender, the “LTV Determination”) percentage (after giving effect to the Term Principal Amount, including without limitation, the entire principal amount of the Third Term Loan) of greater than 80.00%, then on or before fifteen (15) days after the date of the LTV Determination, one or more of the following events shall occur, at Borrower’s option, (i) Borrower shall prepay the Term Loan Principal Amount,  (ii) the Third Term Loan Committed Amount shall be permanently reduced, or (iii) a combination of clauses (i) and (ii) above, in any case which will result to cause such loan-to-value percentage to be less than or equal to 80.00%.”

5. Amendment to Section 3.2 (b) of the Credit Agreement.  Section 3.2(b) of the Credit Agreement is hereby deleted in its entirety and replaced with Section 3.2(b) as follows:

“(b) Principal Payments; Swap Contracts.

(i) The Term Principal Debt in respect of the Term Loan other than the Third Term Loan (in such amount as outstanding on the Conversion Date) converted to a “mini-perm” loan on the Conversion Date and has been amortizing (and will continue to amortize) based on a ten year commercial style amortization method and installments of the Term Principal Debt in respect of the Term Loan other than the Third Term Loan (in such amount as outstanding on the Conversion Date) has been due and payable (and will continue to be due and payable) on the first Business Day of each January, April, July, and October commencing with the first such date following the Conversion Date until the Term Loan Maturity Date when all outstanding Term Principal Debt is due and payable.

(ii) On the Third Term Loan Conversion Date, the Term Principal Debt in respect of the Third Term Loan (in such amount as outstanding on the Third Term Loan Conversion Date) shall amortize based on a fifteen year commercial style amortization method  and installments of the Term Principal Debt in respect of the Third Term Loan (in such amount as outstanding on the Third Term Loan Conversion Date) shall be due and payable on the first Business Day of each January, April, July, and October commencing with the first such date following the Third Term Loan Conversion Date until the Term Loan Maturity Date when all outstanding Term Principal Debt is due and payable.

(iii) The Revolving Principal Debt is due and payable on the Revolving Credit Termination Date.

(iv) The Swap Termination Value (if any) owing by Borrower when such Swap Contract has been closed out or otherwise terminated shall be due and payable in full on the date of such closing out or termination and otherwise in accordance with the terms and conditions of the Swap Contract.”

6. Amendment to Section 5.5 of the Credit Agreement.  Section 5.5 of the Credit Agreement is hereby deleted in its entirety and replaced with Section 5.5 as follows:

“5.5           Condition to Conversion of Third Term Loan to Mini “Perm” Loan. Lender will have no obligation to convert the Third Term Loan to a “mini- perm” loan on the Third Term Loan Conversion Date unless on or before the Third Term Loan Conversion Date the following additional conditions shall have been satisfied, to the extent required by Lender:

(a)           Borrower shall have certified to Lender that construction has been completed in a good and workmanlike manner, in compliance in all material respects with applicable requirements of all Governmental Authorities and substantially in accordance with the Plans and Specifications;

(b)           To the extent required by applicable Governmental Authorities for the use and occupancy of the Improvements, evidence of code compliance and other applicable permits and releases shall have been issued to Lender in Proper Form with respect to the construction of the Improvements and copies thereof have been furnished to Lender;

(c)           Lender shall have received an “as-built” survey in Proper Form showing the location of the Improvements and other matters reasonably requested by Lender;

(d)           Lender shall have received a final affidavit from the contractor and full and complete releases of lien from the contractor and each subcontractor of and supplier to the contractor with respect to work performed and/on materials supplied in the construction of the Improvements, all of such documentation to be in Proper Form;

(e)           A valid notice of completion shall have been recorded in the real property records of the county where the Subject Property is located;

(f)           Lender shall have received a satisfactory endorsement to its Title Insurance Policy; and

(g)           A certificate from Borrower to Lender that the statements in clauses (b), (c), (d) and (e) of Section 5.2 above are true and correct.”

7. Amendment to Section 8 of the Credit Agreement.  Section 8 of the Credit Agreement is hereby amended to add a new Section 8.20 in the appropriate numerical order as follows:

“8.20.           Keepwell.  Each of Borrower and any Guarantor that is a Qualified ECP Loan Party on the Eligibility Date of any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Loan Party’s obligations and undertakings under this Section 8.20 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations and undertakings of each Qualified ECP Guarantor under this Section 8.20 shall remain in full force and effect until payment in full of the Obligation and termination of this Agreement and the other Loan Documents.  Each Qualified ECP Loan Party intends this Section 8.20 to constitute, and this Section 8.20 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.”

8. Amendment to Section 10.1 of the Credit Agreement.  Section 10.1 of the Credit Agreement is hereby deleted and replaced with the following:

“10.1 [Intentionally Omitted].”

9. Amendment to Section 10.3 of the Credit Agreement.  Section 10.3 of the Credit Agreement and the paragraph below Section 10.3 are hereby deleted in their entirety and replaced with the following new Section 10.3 and paragraph below Section 10.3 as follows:

“10.3           Maximum Consolidated Fixed Charge Coverage Ratio. TOCCO’s Fixed Charge Coverage Ratio may not at the end of each fiscal quarter be less than 1.25 to 1.00.

Notwithstanding anything herein to the contrary, the financial covenants under this Section 10 shall be measured on a consolidated basis for TOCCO, and on a quarterly basis beginning with the quarter ending June 30, 2014.”

10. Conditions.  This Amendment shall be effective once each of the following have been delivered to Lender in Proper Form:

(a) this Amendment executed by Borrower and Lender, together with Guarantors’ Consent and Agreement attached to this Amendment executed by such Guarantors;

(b) a Term Note in the principal amount of $25,000,000;

(c) a Deed of Trust covering the Subject Property;

(d) a Memorandum of Fourteenth Amendment to Credit Agreement;

(e) an Assignment of Construction Contracts;

(f) a survey of the Subject Property;

(g) a final commitment for mortgagee’s title insurance on the foregoing Deed of Trust (with a mortgagee’s policy of title insurance to be delivered to Lender promptly after execution and delivery of this Amendment);

(h) One or more Appraisals of the Subject Property and Borrower’s machinery and equipment; provided that, such Appraisals may be delivered to Lender after the date of this Amendment but no later than thirty (30) days after the date of this Amendment;

(i) a Secretary’s Certificate from Borrower, certifying as to incumbency of officers, no changes to its articles of incorporation since the date of the articles delivered in connection with the closing of the Credit Agreement, no changes to Borrower’s Bylaws since the date of the certificate delivered in connection with the closing of the Credit Agreement, and resolutions adopted by the Borrower’s Board of Directors authorizing this Amendment; and

(j) such other documents and information as Lender may reasonably request.

11. Representations and Warranties.  Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment after giving effect to this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) to the best of Borrower’s knowledge after due inquiry and investigation, no Potential Default or Default has occurred and is continuing.  No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

12. Scope of Amendment; Reaffirmation.  All references to the Credit Agreement shall refer to the Credit Agreement as affected by this Amendment.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement (as affected by this Amendment) and any other Loan Document, the terms of the Credit Agreement (as affected by this Amendment) shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement (as amended by this Amendment).  Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).

13.	Miscellaneous.

(a) No Waiver of Defaults.  This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b) Headings.  The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(c) Costs, Expenses and Attorneys’ Fees.  Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(d) Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(e) Multiple Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Amendment may be transmitted and signed by facsimile.  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually signed originals and shall be binding on Borrower and Lender.

(f) Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(g) Arbitration.  Upon the demand of any party to this Amendment, any dispute shall be resolved by binding arbitration as provided for in Section 13.9 of the Credit Agreement.

(h) Entirety.  THE LOAN DOCUMENTS (AS AMENDED HEREBY) REPRESENT THE FINAL AGREEMENT BETWEEN BORROWER AND LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures appear on the following page.]

This Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER

 SOUTH HAMPTON RESOURCES, INC.

By:          /s/ Simon Upfill-Brown
Simon Upfill-Brown
President

LENDER

BANK OF AMERICA, N.A.

By:           /s/ Adam Rose
Adam Rose
Senior Vice President

Signature Page to Fourteenth Amendment to Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT TO
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, the Fourteenth Amendment to Credit Agreement (the “Amendment”), the undersigned hereby consent to the Amendment  and agree that the Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligations (as defined in the Credit Agreement), all of which are in full force and effect. The undersigned further represent and warrant to Lender that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) they are in full compliance with all covenants and agreements contained in each Loan Document to which they are a party, and (c) no Default or Potential Default has occurred and is continuing.  Guarantors hereby release Lender from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment.  This Guarantors’ Consent and Agreement shall be binding upon the undersigned and their respective successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

       GUARANTOR:

GULF STATE PIPE LINE COMPANY, INC.

By:     /s/ Simon Upfill-Brown
    Simon Upfill-Brown
           President

TEXAS OIL & CHEMICAL CO. II, INC.

By:    /s/ Connie Cook
    Connie Cook
          Chief Financial Officer

Guarantors’ Consent and Agreement to
Fourteenth Amendment to Credit Agreement